UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2024

DOLPHIN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Florida	001-38331	86-0787790
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (305) 774 -0407

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 15, 2024 (the “Closing Date”), Dolphin Entertainment, Inc., a Florida corporation (the “Company”), acquired all of the issued and outstanding membership interests of Elle Communications, LLC, a California limited liability company (“Elle”), pursuant to a membership interest purchase agreement dated the Closing Date (the “Purchase Agreement”), by and between the Company and Danielle Finck (the “Seller”). Elle is a California-based communications agency.

On the Closing Date, the Company paid the Seller an aggregate of $2,025,000 in cash and issued 2,089,783 shares of common stock of the Company, par value $0.015 (the “Common Stock”) to the Seller, as consideration for the acquisition of Elle, which amount is subject to adjustment based on a customary post-closing cash consideration adjustment. The Company shall pay an additional $450,000 in cash on March 31, 2025, which amount is subject to adjustment based on Elle’s revenue for the year ended December 31, 2024.

The Seller entered into an executive employment agreement with the Company and will continue as an employee of the Company for a four-year term after the Closing Date. The Seller also entered into a lock-up agreement with the Company restricting the Seller’s ability to transfer the shares of Common Stock received pursuant to the Purchase Agreement for the period of two (2) years after the Closing Date subject to certain leak out provisions. The Purchase Agreement contains customary representations, warranties and covenants.

The foregoing description of the Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as an Exhibit to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

The Purchase Agreement is filed with this Current Report on Form 8-K to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Elle or any other party to the Purchase Agreement. The representations, warranties and covenants contained in the Purchase Agreement were made solely for purposes of such agreement and as of specific dates, are solely for the benefit of the respective parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Elle or any other party thereto. Moreover, information concerning the subject matter of the representations and warranties may change after the respective date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, except to the extent required by law.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 of the above are incorporated by reference into this Item 2.01. The Company intends to file the required financial statements of Elle and pro forma financial information in a Current Report on Form 8-K within 71 days of this report.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The shares of Common Stock issued or to be issued by the Company to the Seller pursuant to the Purchase Agreement have been or will be, as applicable, issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D promulgated thereunder. The Seller represented to the Company that she is an “accredited investor” as defined by Rule 501(a) promulgated under the Securities Act.

Item 7.01 Regulation FD Disclosure

On July 15, 2024, the Company issued a press release announcing the acquisition of Elle. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Item 7.01 shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed no later than 71 calendar days after the date on which this report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed no later than 71 calendar days after the date on which this Form 8-K was required to be filed.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description
2.1*	Membership Interest Purchase Agreement dated as of July 15, 2024, by and between Dolphin Entertainment, Inc. and Danielle Finck.
99.1	Press Release issued by Dolphin Entertainment, Inc. dated July 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). Dolphin agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: July 19, 2024	By:	/s/ Mirta A. Negrini
Mirta A. Negrini
Chief Financial and Operating Officer